UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

 Pursuant  to  section  13  or  15(d)  of  the  Securities  Exchange Act of 1934

                        Date  of  Report:  May 13, 2004
                       (Date  of  earliest  event  reported)


                        NETWORK  INSTALLATION  CORPORATION
                        --------------------------------
           (Exact  name  of  Registrant  as  specified  in  its  charter)


          Nevada                    000-25499            88-0390360
    ------------------     ------------------------     -----------
    (State  or               (Commission  File  Number)   (IRS  Employer
other  jurisdiction                                    of  incorporation)
Identification  No.)

                               18  Technology  Drive
                                   Suite  140A
                                Irvine,  CA  92618
                            ----------------
               (Address  of  principal  executive  offices)  (Zip  Code)

  Registrant's  telephone  number,  including  area  code  (949)753-7551

ITEM  5.  OTHER EVENTS AND REG. FD DISCLOSURE

On May 13, 2004, we issued a press release with the Chairman of the Board's Letter to Shareholders regarding the current condition of the Company.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS


(c)  Exhibits:

99.1  Press Release dated May 13, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETWORK  INSTALLATION  CORPORATION
                                       ----------------------------------
                                       Registrant


Date: May  14,  2004                   By:     /s/  Michael  Cummings
                                              -------------------------
                                              Name:  Michael  Cummings
                                              Title:  CEO  and  Director